UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 4, 2007
CORN PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749

(Address of Principal Executive Offices)	(Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 4, 2007, Corn Products International, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein (the “Underwriters”), with respect to the offer and sale of $200,000,000 aggregate principal amount of its 6.000% Senior Notes due April 15, 2017 (the “2017 Notes”) and $100,000,000 aggregate principal amount of its 6.625% Senior Notes due 2037 (the “2037 Notes” and, together with the 2017 Notes, the “Notes”), pursuant to its Registration Statement on Form S-3, File No. 333-141870, dated April 4, 2007, as supplemented by a preliminary prospectus supplement dated April 4, 2007 and a prospectus supplement dated April 4, 2007. The closing of the sale of the Notes occurred on April 10, 2007. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification rights and obligations of the Company and the Underwriters and termination provisions. From time to time, certain of the Underwriters and/or their respective affiliates have provided various investment and commercial banking services to the Company for which they have received customary fees and expenses, including participating as lenders under the Company’s credit facilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report, and incorporated by reference herein.
     The 2017 Notes are governed by and were issued pursuant to an Indenture dated as of August 18, 1999 (the “Indenture”) between the Company and The Bank of New York Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture between the Company and the Trustee dated as of April 10, 2007 (the “Third Supplemental Indenture”). The 2037 Notes are governed by and were issued pursuant to the Indenture, as amended and supplemented by the Fourth Supplemental Indenture between the Company and the Trustee dated as of April 10, 2007 (the “Fourth Supplemental Indenture” and, together with the Third Supplemental Indenture, the “Supplemental Indentures”). The terms of the Notes, the Indenture and the Supplemental Indentures are further described in the prospectus supplement of the Company dated April 4, 2007, together with the related prospectus dated April 4, 2007, as filed with the Securities and Exchange Commission under Rule 424(b)(5) of the Securities Act of 1933 on April 6, 2007, which descriptions are incorporated by reference herein.
     The forms of the 2017 Notes and 2037 Notes, the Third Supplemental Indenture and the Fourth Supplemental Indenture are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Report, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

1.1	Underwriting Agreement dated April 4, 2007 between the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated

4.1	Form of 6.000% Senior Note due April 15, 2017 of the Company

4.2	Form of 6.625% Senior Note due April 15, 2037 of the Company

4.3	Third Supplemental Indenture dated as of April 10, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee

4.4	Fourth Supplemental Indenture dated as of April 10, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.
Date: April 10, 2007	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated April 4, 2007 between the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated

4.1	Form of 6.000% Senior Note due April 15, 2017 of the Company

4.2	Form of 6.625% Senior Note due April 15, 2037 of the Company

4.3	Third Supplemental Indenture dated as of April 10, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee

4.4	Fourth Supplemental Indenture dated as of April 10, 2007 between the Company and The Bank of New York Trust Company, N.A., as trustee